Investor Presentation NYSE MKT: NBS November 2012

Forward-Looking Statements This presentation includes “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as well as historical information. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements, or industry results, to be materially different from anticipated results, performance or achievements expressed or implied by such forward-looking statements. When used in this Quarterly Report on Form 10-Q, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “plan,” “intend,” “may,” “will,” “expect,” “believe,” “could,” “anticipate,” “estimate,” or “continue” or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements, although some forward-looking statements are expressed differently. Additionally, statements regarding our ability to successfully develop, integrate and grow the business, including with regard to our research and development efforts in respect of AMR-001 and other cell therapeutics, our adult stem cell collection, processing and storage business, contract manufacturing and process development of cellular based medicines, the future of regenerative medicine and the role of stem cells in that future, the future use of stem cells as a treatment option and the role of VSEL TM Technology in that future and the potential revenue growth of such businesses, are forward-looking statements. Our future operating results are dependent upon many factors and our further development is highly dependent on future medical and research developments and market acceptance, which is outside our control. Forward-looking statements, including with respect to the successful execution of the Company's strategy, may not be realized due to a variety of factors and we cannot guarantee their accuracy or that our expectations about future events will prove to be correct. Such factors include, without limitation, (i) our ability to manage the business despite operating losses and cash outflows; (ii) our ability to obtain sufficient capital or strategic business arrangements to fund our operations and expansion plans, including meeting our financial obligations under various licensing and other strategic arrangements, the funding of our clinical trials for AMR-001, and the commercialization of the relevant technology; (iii) our ability to build the management and human resources and infrastructure necessary to support the growth of the business; (iv) our ability to integrate our acquired businesses successfully and grow such acquired businesses as anticipated, including expanding our PCT business into Europe; (v) whether a large global market is established for our cellular-based products and services and our ability to capture a share of this market; (vi) competitive factors and developments beyond our control; (vii) scientific and medical developments beyond our control; (viii) our ability to obtain appropriate governmental licenses, accreditations or certifications or comply with healthcare laws and regulations or any other adverse effect or limitations caused by government regulation of the business; (ix) whether any of our current or future patent applications result in issued patents, the scope of those patents and our ability to obtain and maintain other rights to technology required or desirable for the conduct of our business; (x) whether any potential strategic benefits of various licensing transactions will be realized and whether any potential benefits from the acquisition of these licensed technologies will be realized; (xi) the results of our development activities, including the timing, enrollment, outcome and/or results of any clinical trials; and (xii) the other risk factors discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 20, 2012 and in the Company's other periodic filings with the Securities and Exchange Commission (the SEC”) which are available for review at www.sec.gov under “Search for Company Filings.” All forward-looking statements attributable to us are expressly qualified in their entirety by these and other factors. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. 2

3 Cell Therapy Development Commercial Operations U.S. East Coast U.S. West Coast Europe* *2013

2006 2007 2008 2009 2010 2011 2012 2013 Acquired Stem Cell Technologies, Inc. Acquired CBH (51% of Erye) Acquired Acquired Divested Commercial and European Expansion Began 5 year partnership with Vatican for adult stem cell education Phase III Medical Acquired NeoStem, Inc. NYSE MKT: NBS Transaction Timeline 80% Acquired $3.8 $7.9 $2.9 $15.7 $33.2 $21.2 $32.4 4 Through Nov. 12, 2012 Accessed $117 million

• Strong and nimble management team • Access to Capital o Over $100M raised to date o Secured $15m of non-dilutive capital • Pipeline of Cell therapies in development • Expanding IP portfolio • State-of-the Art contract manufacturing and research organization (East and West Coast operations) The Ingredients for Success 5

• More than 10 million AMI patients worldwide • 20% are STEMI putting patients at risk of a progressive deterioration in heart muscle function that leads to: o Arrhythmias o Recurrent myocardial infarction o Congestive heart failure o Premature death • According to AHA, the prognosis for STEMI patients is unchanged over recent decades Clear Unmet Medical Need for AMI Patients 6 AHA 2012 Statistical Update, Circulation 2012

A consequence of inadequate perfusion (microvascular insufficiency) is apoptosis and progressive cardiomyocyte loss in the peri-infarct zone, leading to infarct expansion. The Peri-Infarct Zone Becomes the Infarct 7

Hypoxic/ischemic myocardium in peri-infarct zone signals need for perfusion (and cells will soon undergo apoptosis) CD34+CXCR4+ angiogenic & anti- apoptotic (via akt) cells could migrate to SDF-1 but don’t respond to cardiac signal The Body’s Natural Repair Mechanism Is Not Sufficient After Acute Myocardial Infarction 8

AMR-001 Brings Repair System to the Heart in Order to Preserve Function CD34⁺CXCR4+ Cells are a natural repair mechanism 9

Phase 1 Trial Design for AMR-001 Indication Post-AMI with LVEF ≤50% and wall motion abnormality in the myocardium of the IRA Primary Endpoint Safety in post-AMI patients Other Endpoints RTSS* (Perfusion); LVEF; ESV; SDF mobility Key Inclusion Criteria Confirmation of ST Elevation MI; Ejection fraction ≤ 50% 96 hours post stenting Dosing Frequency Single dose Groups and Randomization 3 dose cohorts (5, 10, 15 million cells, randomized 1:1) Number of Subjects N=31 Number of Sites 4 Geography United States Trial Duration 6 months Day 4: CMR Day 1: Ventriculography Day 6-10: Injection into the IRA Day 5-8: 6-8 Hour Cell Separation Process 10

Phase 1 Study Results: AMR-001 Preserves Function

- Myocardial Perfusion Improved:
  - Dose-related improvement of perfusion via CD34+/ SDF-1 mobile cells (SPECT measured RTSS)
- Myocardial Tissue Preserved:
  - Dose-related improvement in tissue preserved via CD34+/ SDF-1 mobile cells (% infarct size by CMR)
- Threshold Dose Identified:
  - Dose ≥ 10 million cells significantly improves perfusion

Quyyumi AA et al 2011, American Heart Journal; 161(1) 98-105

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Phase 1 Study Results: Increasing Doses of CD34+/ SDF-1 Mobile Cells Reduced Ischemic Tissue Effect measured as RTSS via SPECT-Sestamibi Quyyumi AA et al 2011, American Heart Journal; 161(1) 98-105 Y= Δ RTSS, X = Dose of SDF1 mobile CD34 cells 12

Phase 1 Study Results: Increasing Doses of CD34+/ SDF-1 Mobile Cells Reduced Infarct Size Effect measured by reduced percent infarct size by CMR Quyyumi AA et al 2011, American Heart Journal; 161(1) 98-105 Y= Δ Infract % LV Mass, X = Dose of SDF1 mobile CD34 cells 13

Delivery of CD34+ Cell Therapy Improves Blood Flow and Oxygen Delivery While Preserving Heart Function AMR-001 (CD34+ cells) delivered via coronary artery to hypoxic heart tissue New blood vessel growth starts within days to preserve cells and restore heart function 14

PreSERVE-AMI Phase 2 Study 15 Indication Post-AMI preservation of cardiac function Design Randomized (1:1) Primary Endpoint Change in cardiac perfusion (RTSS by SPECT) from baseline to 6 months Other Endpoints Secondary endpoints to determine preservation of cardiac function and clinical events: CMR to measure LVEF, LVESV, LVEDV, regional myocardial strain, infarct/peri-infarct regional wall motion abnormalities, and infarct size (baseline and 6 months) Quality of Life measures: (KCCQ & SAQ) Reduction in cumulative MACE and other adverse clinical cardiac events at 6, 12, 18, 24, and 36 months Treatment Single dose. Minimum dose for release >10MM cells Number of Subjects 160 patients

Anticipated Time Line to Commercialization 2011 2012 2013 2014 2015 2016 2017 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 6 mo. MACE 12 mo. MACE 18 mo. MACE Phase 2 Patient Enrollment 36 mo. MACE FDA Meeting Phase 2 US and EU Phase 3 Enrollment 18 mo. MACE Phase 3 Trial Sites = 50 Patients = 160 Trial Sites = 140 Patients ~ 800 6 mo. MACE 12 mo. MACE BLA Submission 2017 Phase II Data Presentation • Early pharmacoeconomic studies show estimated cost range of $25-36,000 16

Additional Potential Indications for AMR-001 • AMR-001 platform can be applied to other conditions caused by underlying ischemia o Chronic myocardial ischemia post-AMI o Congestive heart failure o Critical limb ischemia o Ischemic brain injury • Broad and growing patent portfolio supports cardiac and other ischemic conditions o AMR-001: Composition of matter patent (2028) o U.S. 7,794,705: Issued 9/14/2010. Indication: Cardiac: Post AMI early and late o U.S. 8,088,370: Issued 1/3/2012. Indication: Any vascular injury: Post vascular insufficiency 17

T-reg Cells to Restore Immune Balance • Partnership with Becton Dickinson, which owns 20% of Athelos • Immune-mediated diseases, such as GVHD, autoimmune disorders and allergic conditions, are a result of an imbalance between T-effector cells and T-regulatory cells (T-reg) • T-reg therapy represents a novel approach for restoring immune balance by enhancing T-regulatory cell number and function • Phase 1 work is ongoing globally under several independent physician INDs, including Dr. P. Trzonkowski, Dr. Jeffrey Bluestone and Dr. Rob Negrin, results of which will inform NeoStem’s future clinical direction 1) Chai, Jian-Guo et al, Journal of Immunology 2008; 180;858-869 18

VSELs – Adult Stem Cells heart neuron pancreas VSEL™ • Very small embryonic-like (VSELsTM) stem cells are believed to be naturally pluripotent • Animal models have demonstrated that highly enriched human VSELs are able to integrate, differentiate and potentially regenerate • Indications being explored include macular degeneration, osteoporosis, cardiac, acute radiation syndrome, and wounds • Pre-clinical work financed largely by grants and DOD funding TM 19

Intellectual Property

- NeoStem develops therapies for chronic unmet medical needs around a strong IP portfolio
- NeoStem's patent estate includes:
  - Amorcyte – 3 patents granted and multiple patents pending
  - Athelos – 20 patents granted/3 pending patents
  - VSEL Technology – 8 patent families pending
  - Composition of matter and methods claims
  - Geographic breadth of filings includes North America, Europe, Asia, Australia, Israel and South Africa

NeoStem
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Progenitor Cell Therapy Contract Development and Manufacturing Organization Manufacturing Experience • Numerous cell types • Various cell processes • Several therapeutic applications • Immunotherapy • Hematopoietic replacement • Tissue repair 13 Year Proven Track Record 21

Capacity Mountain View, California (25,000 ft2) ISO Class 7 / Class 10,000 suites Allendale, New Jersey (30,000 ft2) ISO Class 7 / Class 10,000 suites ISO Class 6 / Class 1,000 suite 22

• Large and small companies in the cell therapy space outsource services for all or part of their manufacturing needs: • Currently operates 55,000 square feet of North American facilities with cGMP manufacturing capacity – Enables lower costs for internal cell therapy development – Cash flow that can be reinvested toward growth and internal development activities • Establish early partnering relationships with goals of commercial manufacturing, equity participation and back-end royalties • Expansion plans underway for commercial manufacturing in the US and growth into Europe Business Model & Capabilities 23

24 Key Financial Metrics (as of November 13, 2012) Revenue1 $11.6m (nine months ended September 30, 2012) Cash Position2 $7.9m (as of September 30, 2012) Additional Cash3 $12.0m Total Stock and Equivalent Shares Common Shares 159.4m Options 21.7m (avg. option exercise price of $1.29) Warrants 55.3m (avg. warrant exercise price of $1.59) 1 Revenues from continuing operations 2 Includes $5.4m cash and cash equivalents and $2.5m cash held in escrow as security for Preferred Series E Obligations (cash held in escrow subsequently used in the redemption of the Preferred Series E obligation in October 2012) 3 Cash proceeds received in the fourth quarter from Erye sale, equity sales, and warrant exercises

NeoStem

Why Invest Now?

Exciting Proprietary Cell Therapy Pipeline

- Phase 2 AMR-001 PreSERVE trial enrollment underway and data read-out expected in late 2013
  - Patient accrual is underway
- Strong IP portfolio in a rapidly growing industry
  - $50 billion is spent annually on regenerative medicine
  - Industry projected to increase 15% annually (compounded)

Revenue Generating Contract Development and Manufacturing Business

- Revenue side of the business averaging >$10 million annually
- Validation of approach through agreements with "Who's Who" of cell therapy companies
  - Clients: Baxter, Sotio, Coronado, PrimaBio, ImmunoCellular, etc.

Leadership That Can Execute

- Strong management team with decades of regulatory experience
- Successfully completed five M&A transactions
- Obtained $3 million in DOD and NIH funding to advance cell therapy products
- Submitted an additional $13 million in grant applications

Known Presence and Strong Performance on the Street

- Consistent liquidity and strong technical indicators
- Respected analyst coverage: Cowen, JMP, WBB, Chardan

NeoStem

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Contact Information NeoStem, Inc. NYSE MKT: NBS www.neostem.com Robin Smith, MD, MBA Chairman & CEO Phone: (212) 584-4174 Email: rsmith@neostem.com v4 26